August 22, 2025

BNY Mellon Advantage Funds, Inc.

 BNY Mellon Dynamic Total Return Fund

Supplement to Summary Prospectus, Prospectus and Statement of Additional Information

The Board of Directors of BNY Mellon Advantage Funds, Inc. (the "Company") has approved the liquidation of BNY Mellon Dynamic Total Return Fund (the "Fund"), a series of the Company, effective on or about October 24, 2025 (the "Liquidation Date"). Before the Liquidation Date, and at the discretion of Fund management, the Fund's portfolio securities, including the Fund's investments in DTR Commodity Fund Ltd., a wholly-owned and controlled subsidiary of the Fund organized under the laws of the Cayman Islands, will be sold and the Fund may cease to pursue its investment objective and policies. The liquidation of the Fund may result in one or more taxable events for shareholders subject to federal income tax.

Accordingly, effective on or about September 26, 2025 (the "Closing Date"), the Fund will be closed to any investments for new accounts, except that new accounts may be established by participants in group retirement plans if the Fund is established as an investment option under the plans before the Closing Date. The Fund will continue to accept subsequent investments until the Liquidation Date, except that subsequent investments made by check or pursuant to TeleTransfer or Automatic Asset Builder no longer will be accepted after October 14, 2025. However, subsequent investments by Individual Retirement Accounts and retirement plans sponsored by BNY Mellon Investment Adviser, Inc. or its affiliates (together, "BNYIA Retirement Plans") pursuant to TeleTransfer or Automatic Asset Builder (but not by check) will be accepted after October 14, 2025.

Effective on the Closing Date, the front-end sales load applicable to purchases of the Fund's Class A shares will be waived on investments made in the Fund's Class A shares. In addition, as of that date, the contingent deferred sales charge ("CDSC") applicable to redemptions of Class C shares and Class A shares of the Fund will be waived on any redemption of such Fund shares.

To the extent subsequent investments are made in the Fund on or after the Closing Date, the Fund's distributor will not compensate financial institutions (which may include banks, securities dealers and other industry professionals) for selling Class C shares or Class A shares subject to a CDSC at the time of purchase.

Fund shares held on the Liquidation Date in BNYIA Retirement Plans will be exchanged for Wealth shares of Dreyfus Government Cash Management ("DGCM"). Investors may obtain a copy of the Prospectus of DGCM by calling 1-800-373-9387.

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